Robocom Systems International Inc.                                  Exhibit 10.8

                                 PROMISSORY NOTE

US$ 13,132                                                  Massapequa, New York
                                                                    May 30, 2002

      FOR VALUE RECEIVED, the undersigned maker, ROBOCOM SYSTEMS INTERNATIONAL INC., a New York corporation (the "Borrower"), hereby unconditionally promises to pay to order of Lawrence Klein, an individual residing at 2378 Aron Drive East, Seaford, NY 11783 (the "Lender"), the outstanding principal amount of Thirteen Thousand One Hundred Thirty-two Dollars ($13,132), in same day funds in a single installment on May 30, 2004 (the "Maturity Date").

      Interest shall accrue on the unpaid principal amount of this Note from the date of this Note until such principal amount is paid in full at the per annum rate equal to 3.0%. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed and shall be paid on the Maturity Date.

      Whenever any payment on this Note shall be stated to be due on a day which is not a business day, such payment shall be made on the next succeeding business day and such extension of time shall be included in the computation of the payment of interest on this Note.

      Each payment received by the Lender shall be applied first, against all costs and expenses of the Lender incurred in connection with this Note, second, against accrued and unpaid interest on the outstanding principal balance of this Note, and third, the balance of each such payment shall be applied against the principal hereof.

      If at any time (i) there occurs a default in the payment by the Borrower of principal or interest pursuant to this Note, (ii) the Borrower is dissolved, becomes insolvent under any law, suspends its present business, or agrees to a merger, bulk sale or transfer of all or substantially all of its assets, (iii) the Borrower commences or has commenced against it any bankruptcy or insolvency proceeding or has a trustee or receiver appointed for it or its assets, or (iv) there occurs a default in the performance of any other obligation of the Borrower under this Note, (collectively, a "Default"), the Lender shall give written notice thereof to the Borrower; provided, however, that, upon the occurrence of an event specified in clauses (i), (ii) or (iii) above, no notice shall be required. Immediately upon the occurrence of an event specified in clauses (i), (ii) or (iii) above, or immediately upon the Lender giving the Borrower notice regarding the occurrence of an event specified in clause (iv) above, the Lender shall be entitled to retain any and all payments previously made pursuant to this Note and all amounts owing pursuant to this Note shall immediately become due and payable.

      All rights and remedies of the Lender under applicable law and this Note are cumulative and not exclusive. No single, partial or delayed exercise by the Lender of any right or remedy shall preclude full and timely exercise by the Lender at any time of any right or remedy of the Lender without notice. No waiver shall be effective unless made specifically in writing by the Lender.

      The Borrower promises to pay all costs and expenses, including all reasonable attorneys' fees and disbursements, incurred in the preparation, administration, collection and enforcement of this Note. The Borrower hereby waives diligence, presentment, protest, demand and notice of every kind and, to the fullest extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder. The non-exercise by the Lender of any of its rights under this Note in any particular instance shall not constitute a waiver hereof in that or any subsequent instance.

      This Note may not be changed or terminated orally. This Note shall bind the successors and assigns of the undersigned and shall enure to the benefit of the Lender and his heirs, legal representatives, successors and assigns.

      Each provision of this Note shall survive until all amounts due are paid to Lender's satisfaction and are not subject to any preference period, shall be interpreted as consistent with existing law and shall be deemed amended to the extent necessary to comply with any conflicting law. If a court deems any provision invalid, the remainder of this Note shall remain in effect. Singular number includes plural and neuter gender includes masculine and feminine as appropriate.

      This Note shall be governed by, and construed an interpreted in accordance with, the laws of the State of New York, without regard to its conflicts of law provisions.

      IN WITNESS WHEREOF, the Borrower has caused this Note to be executed and delivered as of the day and year and at the place first above written.


                              ROBOCOM SYSTEMS INTERNATIONAL INC.


                              By: /s/ Irwin Balaban
                                  ------------------------------------------
                                  Name:  Irwin Balaban
                                  Title: President & Chief Executive Officer